CMA


CMA NEW JERSEY
MUNICIPAL MONEY FUND


Semi-Annual Report














September 30, 1996


MERRILL LYNCH BULL LOGO


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. The Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Fund is neither insured nor guaranteed by the US Government. Statements and other information herein are as dated and are subject to change.

CMA New Jersey
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011


Printed on post-consumer recycled paper


TO OUR SHAREHOLDERS:


For the six-month period ended September 30, 1996, CMA New Jersey
Municipal Money Fund paid shareholders a net annualized yield of 2.78%*. As of September 30, 1996, the Fund's 7-day yield was 3.02%.

The Environment
Although the US stock and bond markets rallied late in the six-month period ended September 30, 1996, much of the period was marked by volatility in the capital markets. The US economy demonstrated surprising resilience during the first half of the year. As a result, when economic data releases appeared to indicate that the US economy was expanding at a stronger-than-expected (and potentially inflationary) rate, investors focused on the increasing possibility of monetary policy tightening by the Federal Reserve Board. During these periods, stock prices declined, and long-term interest rates moved higher. However, with inflationary pressures still under control, the US central bank did not tighten monetary policy at its September 24 meeting. This development, coupled with several economic data releases that showed growth was at or below expectations, helped to assuage investors' concerns about an overheating economy. Stock and bond prices improved, with stock market averages reaching historic high levels.

The shifts in perceptions were exemplified by investors' reactions to the release of recent employment reports. Inflationary concerns were heightened in early July with the release of a stronger-than-expected employment report for June. However, more subdued job growth and decelerating hourly wage gains were subsequently reported for the month of July. Although the employment report for August showed that unemployment had dropped to its lowest level since 1989, these results were generally in line with expectations, and were received favorably by investors. The greatest boost in investor confidence occurred in early October with the release of September's employment report, which showed a slight increase in unemployment.

[FN]
*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

Investors will continue to monitor economic data releases to determine the probable direction of the US economy. The outcome of the upcoming November election will also increasingly influence investor psychology in the weeks ahead.

Investment Outlook and Strategy
The short-term municipal market saw several large issuers come to market during the past six months. Municipalities, including New York City, the State of California and the State of Texas, contributed to the $35.5 billion in issuance. The influx of issuance coupled with market apprehension concerning a possible Federal Reserve Board tightening pushed interest rates on a general market one-year municipal note into the 4.00%--4.05% range. The six-month period ended with interest rate concerns subsiding as the Federal Reserve Board decided to leave interest rates unchanged at its September 24, 1996 meeting. This decision rallied the one-year municipal note to a 3.85% level by September 30, 1996.

Short-term municipal issuance within New Jersey decreased to $1.3 billion from $1.4 billion in the six-month period ended September 30, 1996. A $550 million New Jersey State tax-exempt commercial paper offering was the major issue during the September period. This quantity marked an increase of $100 million as compared to last year's commercial paper issuance and will satisfy the State's cash requirements through June 1997. The State continues to receive positive credit reviews from the major rating agencies, based on the State's conservative economic assumptions and satisfactory budget surpluses.

During the six-month period ended September 30, 1996, we maintained CMA New Jersey Municipal Money Fund's average portfolio maturity in the 45-day--60-day range. We made adjustments to the Fund's portfolio composition during the period, reducing our holdings in tax-exempt commercial paper by 15% and increasing our position in variable rate demand notes by 10%. This reallocation enhanced the Fund's performance as the variable rate demand note sector performed well as compared to tax-exempt commercial paper.

We also increased our holdings in fixed-rate municipal notes by 4%. The purchase of these notes served two functions. First, with economic conditions of moderate growth and low inflation continuing and the bulk of municipal issuance having already come to market, we modestly increased the Fund's average portfolio maturity. These notes allowed us to achieve this objective while also offering an attractive yield. Second, notes remain an invaluable instrument for Fund diversification. Diversification has become increasingly significant as Securities and Exchange Commission guidelines requiring increased diversification by state-specific municipal money funds are pending. In the upcoming months, we will continue to monitor the direction of the US economy and the short-term municipal market.

In Conclusion
We thank you for your continued interest in CMA New Jersey Municipal Money Fund, and we look forward to serving your investment needs in the future.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President





(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President





(Steven T. Lewis)
Steven T. Lewis
Vice President and Portfolio Manager



October 28, 1996

Portfolio Abbreviations for CMA New Jersey Municipal Money Fund

ACES SM  Adjustable Convertible Extendable Securities
AMT      Alternative Minimum Tax (subject to)
BAN      Bond Anticipation Notes
CP       Commercial Paper
EDA      Economic Development Authority
GO       General Obligation Bonds
IDR      Industrial Development Revenue Bonds
PCR      Pollution Control Revenue Bonds
UT       Unlimited Tax
VRDN     Variable Rate Demand Notes


CMA NEW JERSEY MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1996                                                          (IN THOUSANDS)
                      Face                                                                                       Value
State                Amount                      Issue                                                         (Note 1a)
New Jersey--        $ 3,800   Atlantic County, New Jersey, Improvement Authority Revenue Bonds
96.5%                         (Pooled Governmental Loan Program), ACES, 3.60% due 7/01/2026 (a)               $    3,800
                              Bayonne, New Jersey, UT:
                      2,415     BAN, 4.25% due 12/15/1996                                                          2,418
                      4,800     BAN, 4.25% due 9/12/1997                                                           4,811
                      9,115     Temporary Notes, 4.25% due 7/10/1997                                               9,136
                      4,880   Bergenfield, New Jersey, BAN, 4% due 1/31/1997 (e)                                   4,889
                      8,325   Bernards Township, New Jersey, Sewage Authority, Sewer Revenue
                              Refunding Bonds, 3.85% due 12/15/1996                                                8,327
                              Camden County, New Jersey, Improvement Authority Revenue Bonds, VRDN (a):
                      3,500     (Jewish Community Center Project), 3.60% due 12/01/2010                            3,500
                     13,900     (Parkview Redevelopment Housing Project), AMT, 3.80% due 7/01/2026                13,900
                     20,000   Casino Reinvestment Development Authority, New Jersey, BAN (Corridor
                              Projects), Series A, 4.50% due 6/03/1997                                            20,048
                      2,017   Cedar Grove Township, New Jersey, BAN, UT, 3.50% due 3/11/1997 (e)                   2,016
                              Eagle Tax Exempt Trust, New Jersey, VRDN, Series 94C-3001 (a):
                     15,900     3.95% due 10/01/2015                                                              15,900
                      3,800     4% due 10/01/2015                                                                  3,800
                              Elizabeth, New Jersey, BAN, UT:
                      5,671     4.36% due 7/16/1997                                                                5,671
                      5,000     4.42% due 7/16/1997                                                                5,003
                      5,000     4.49% due 7/16/1997                                                                5,005
                     10,000     4.55% due 7/16/1997                                                               10,014
                     10,250   Essex County, New Jersey, Improvement Authority Revenue Bonds (Pooled
                              Governmental Loan Program), ACES, 3.50% due 7/01/2026 (a)                           10,250
                     13,260   Floating Rate Trust Certificates, VRDN, Series 1994-E, 3.90% due 7/02/1999 (a)      13,260
                     12,300   Hudson County, New Jersey, Improvement Authority Revenue Bonds (Pooled
                              Government Loan Program), VRDN, 3.70% due 7/15/2026 (a)                             12,300
                      9,600   Jersey City, New Jersey, GO, School Promissary Notes, UT, 3.75%
                              due 3/07/1997                                                                        9,600
                      6,720   Little Egg Harbor, New Jersey, Board of Education, BAN, UT, 4% due
                              4/30/1997 (e)                                                                        6,727
                      2,030   Lyndhurst Township, New Jersey, BAN, 4.25% due 10/24/1996                            2,031
                     21,600   Monmouth County, New Jersey, Improvement Authority Revenue Bonds
                              (Pooled Government Loan Program), ACES, 3.60% due 8/01/2016 (a)                     21,600
                              New Jersey EDA, Dock Facility Revenue Refunding Bonds
                              (Bayonne/IMTT Project), VRDN, Series A (a):
                     10,400     3.80% due 12/01/2027                                                              10,400
                     10,350     3.85% due 12/01/2027                                                              10,350

CMA NEW JERSEY MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1996 (CONTINUED)                                              (IN THOUSANDS)
                      Face                                                                                       Value
State                Amount                      Issue                                                         (Note 1a)
New Jersey                    New Jersey EDA, Economic Development Revenue Bonds, VRDN (a):
(continued)         $   625     (Astor Chocolate Corp. Project), AMT, 3.90% due 4/01/2002                     $      625
                      3,900     (Atlanta-Danic Urban Renewal), 3.65% due 11/01/2007                                3,900
                      9,525     (Benedictine Abbey of Newark), 3.85% due 12/01/2019                                9,525
                      1,625     (Brach/Jersey Avenue Project), 3.85% due 5/01/2011                                 1,625
                      1,250     (Catholic Community Services), 3.70% due 6/01/2025                                 1,250
                      2,535     (Filtra Corp. Project), 3.90% due 8/01/2015                                        2,535
                      2,000     (International Vitamin Corp. Project), AMT, 3.90% due 5/01/2003                    2,000
                      1,250     (Manhattan Bagel Co. Inc. Project), AMT, 3.90% due 10/01/2005                      1,250
                      1,750     (Office Court Associates Project), AMT, 3.80% due 4/01/2011                        1,750
                      1,870     (Park Lane Associates Project), AMT, 3.90% due 4/01/2010                           1,870
                      6,100     Refunding (Lawrenceville School Project), Series B, 3.50% due 7/01/2026            6,100
                      1,500     Refunding, Multi-Modal (Church & Dwight), 3.50% due 12/01/2008                     1,500
                      2,320     Refunding (RJB Associates Project), 3.80% due 8/01/2008                            2,320
                      1,365     (Saint Peter's Preparatory School), 3.80% due 1/01/2010                            1,365
                              New Jersey EDA, Exempt Facilities Revenue Bonds, CP:
                      9,000     (Chambers Cogeneration), AMT, 3.50% due 12/18/1996                                 9,000
                      5,500     (Keystone Project), 3.45% due 10/11/1996                                           5,500
                      6,000     (Keystone Project), 3.40% due 10/22/1996                                           6,000
                      9,200     (Keystone Project), 3.50% due 12/13/1996                                           9,200
                      1,735   New Jersey EDA, IDR (Plastic Suppliers Inc. Project), VRDN, AMT, 3.80%
                              due 6/01/2006 (a)                                                                    1,735
                        900   New Jersey EDA, Industrial and Economic Development Revenue Bonds
                              (Elizabeth Realty Urban Renewal Associates--1986 Project), VRDN, AMT,
                              4.05% due 6/01/2000 (a)                                                                900
                      6,200   New Jersey EDA, Natural Gas Facilities Revenue Bonds (NUI Corp. Project),
                              VRDN, AMT, Series A, 3.80% due 6/01/2026 (a)(f)                                      6,200
                              New Jersey EDA, PCR, VRDN (a):
                      4,835     (General Motors Corp. Project), 3.70% due 10/01/2000                               4,835
                      7,450     (Merck & Co.), Series A, 4.05% due 10/01/2004                                      7,450
                      4,600     Refunding (Public Service Electric & Gas Co.), Series A, 3.50%
                                due 9/01/2012 (d)                                                                  4,600
                      5,000   New Jersey EDA, Port Facility Revenue Bonds (Trailer Marine Crowle),
                              VRDN, 3.40% due 2/01/2002 (a)                                                        5,000
                              New Jersey EDA, Revenue Bonds, VRDN (a):
                      1,220     (E.P. Henry Corp. Project), 3.90% due 3/01/2005                                    1,220
                      3,000     (Economic Growth--Paterson), AMT, Series A, 3.80% due 11/01/2015                   3,000
                      2,000     (Economic Growth--Paterson), AMT, Series B, 3.80% due 11/01/2004                   2,000
                      9,300     (Hoffman-La Roche Inc. Project), AMT, 3.80% due 11/01/2011                         9,300
                      1,000     (The Peddie School Project), 3.65% due 2/01/2026                                   1,000
                      2,000     (The Peddie School Project), Series B, 3.65% due 2/01/2019                         2,000
                      3,500   New Jersey EDA, Thermal Energy Facilities Revenue Bonds (Thermal Energy
                              Limited Partnership), AMT, 3.60% due 12/12/1996                                      3,500
                     25,230   New Jersey Sports and Exposition Authority, State Contract, VRDN,
                              Series C, 3.55% due 9/01/2024 (a)(d)                                                25,230
                     15,000   New Jersey State, CP, Series 97, 3.65% due 12/13/1996                               15,000
                      7,585   New Jersey State Educational Facilities Authority Revenue Bonds, VRDN,
                              Series SG-48, 3.75% due 7/01/2026 (a)(d)                                             7,585

CMA NEW JERSEY MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1996 (CONCLUDED)                                              (IN THOUSANDS)
                      Face                                                                                       Value
State                Amount                      Issue                                                         (Note 1a)
New Jersey                    New Jersey State, GO:
(concluded)         $ 5,500     7.30% due 11/01/1996 (c)                                                      $    5,567
                      5,000     Refunding, UT, Series E, 4.50% due 7/15/1997                                       5,031
                      5,655   New Jersey State Housing and Mortgage Finance Agency Revenue Bonds
                              (Home Buyer), Series 034, 3.50% due 12/13/1999                                       5,655
                      8,500   New Jersey State Turnpike Authority, Turnpike Revenue Refunding Bonds,
                              VRDN, Series D, 3.55% due 1/01/2018 (a)(b)                                           8,500
                      3,000   Passaic County, New Jersey, BAN, 3.67% due 11/19/1996                                3,000
                      1,250   Passaic County, New Jersey, Utilities Authority, Solid Waste System
                              Revenue Bonds (Project Notes), Series B, 3.95% due 9/03/1997 (d)                     1,250
                              Port Authority of New York and New Jersey:
                      1,300     CP, Series A and B, 3.60% due 10/23/1996                                           1,300
                      3,495     (Line of Credit), CP, AMT, 3.65% due 10/11/1996                                    3,495
                      5,000     (Line of Credit), CP, AMT, 3.50% due 10/16/1996                                    4,999
                     10,100     (Line of Credit), CP, AMT, 3.45% due 11/08/1996                                   10,100
                      4,860     (Line of Credit), CP, AMT, 3.65% due 12/09/1996                                    4,860
                      4,860     (Line of Credit), CP, AMT, 3.55% due 12/10/1996                                    4,860
                      1,100     (Line of Credit), CP, AMT, 3.70% due 1/15/1997                                     1,100
                      2,500     One Hundred-Third Series, First Installment, 3.50% due 12/15/1996 (d)              2,500
                              Port Authority of New York and New Jersey, Special Obligation Revenue
                              Bonds (Versatile Structure Obligation), VRDN (a):
                     61,000     AMT, Series 1, 4.05% due 8/01/2028                                                61,000
                     24,100     AMT, Series 4, 4% due 4/01/2024                                                   24,100
                        500     Series 5, 3.90% due 8/01/2024                                                        500
                      4,212   Roxbury Township, New Jersey, BAN, UT, 3.75% due 2/14/1997                           4,220
                              Salem County, New Jersey, Industrial Pollution Control Financing
                              Authority Revenue Bonds, Series A:
                      7,300     (du Pont (E.I.) de Nemours), VRDN, 3.70% due 3/01/2012 (a)                         7,300
                      4,200     (Philadelphia Electric), CP, 3.45% due 11/08/1996                                  4,200
                      8,900   South Plainfield, New Jersey, BAN, UT, 4.375% due 7/24/1997 (e)                      8,930
                      2,200   Union County, New Jersey, Industrial Pollution Control Financing
                              Authority, PCR, Refunding (Allied Signal Project), VRDN, 3.95%
                              due 12/01/2020 (a)                                                                   2,200
                      8,000   Woodbridge Township, New Jersey, BAN, UT, 3.91% due 7/02/1997                        8,003

Puerto Rico--                 Puerto Rico Commonwealth, Government Development Bank, CP:
3.0%                  5,000     3.40% due 10/18/1996                                                               5,000
                      5,000     3.40% due 10/25/1996                                                               5,000
                      6,000     3.50% due 10/29/1996                                                               6,000
                      1,000     3.60% due 10/31/1996                                                               1,000

                              Total Investments (Cost--$582,296*)--99.5%                                         582,296

                              Other Assets Less Liabilities--0.5%                                                  2,981
                                                                                                              ----------
                              Net Assets--100.0%                                                              $  585,277
                                                                                                              ==========

(a)The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the rate in effect at September 30, 1996.
(b)FGIC Insured.
(c)Prerefunded.
(d)MBIA Insured.
(e)Bank Qualified.
(f)AMBAC Insured.
  *Cost for Federal income tax purposes.


   See Notes to Financial Statements.

CMA NEW JERSEY MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 1996
Assets:
Investments, at value (identified cost--$582,295,643) (Note 1a)                                           $  582,295,643
Cash                                                                                                              34,198
Interest receivable                                                                                            3,390,676
Prepaid registration fees and other assets (Note 1d)                                                              44,939
                                                                                                          --------------
Total assets                                                                                                 585,765,456
                                                                                                          --------------
Liabilities:
Payables:
 Investment adviser (Note 2)                                                             $      246,274
 Distributor (Note 2)                                                                           144,174
 Beneficial interest redeemed                                                                         5          390,453
                                                                                         --------------
Accrued expenses and other liabilities                                                                            98,248
                                                                                                          --------------
Total liabilities                                                                                                488,701
                                                                                                          --------------
Net Assets                                                                                                $  585,276,755
                                                                                                          ==============
Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of shares
authorized                                                                                                $   58,538,853
Paid-in capital in excess of par                                                                             526,849,348
Undistributed investment income--net                                                                              11,098
Accumulated realized capital losses--net (Note 4)                                                               (122,544)
                                                                                                          --------------
Net Assets--Equivalent to $1.00 per share based on 585,388,528 shares of
beneficial interest outstanding                                                                           $  585,276,755
                                                                                                          ==============




See Notes to Financial Statements.

CMA NEW JERSEY MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1996
Investment Income (Note 1c):
Interest and amortization of premium and discount earned                                                  $   10,409,103

Expenses:
Investment advisory fees (Note 2)                                                        $    1,465,725
Distribution fees (Note 2)                                                                      370,723
Transfer agent fees (Note 2)                                                                     59,606
Accounting services (Note 2)                                                                     39,024
Registration fees (Note 1d)                                                                      35,771
Professional fees                                                                                25,398
Custodian fees                                                                                   22,800
Printing and shareholder reports                                                                 18,031
Pricing fees                                                                                      4,085
Trustees' fees and expenses                                                                       2,896
Other                                                                                             3,561
                                                                                         --------------
Total expenses                                                                                                 2,047,620
                                                                                                          --------------
Investment income--net                                                                                         8,361,483
Realized Loss on Investments--Net (Note 1c)                                                                      (47,137)
                                                                                                          --------------
Net Increase in Net Assets Resulting from Operations                                                       $   8,314,346
                                                                                                          ==============




See Notes to Financial Statements.

CMA NEW JERSEY MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          For the Six         For the
                                                                                         Months Ended        Year Ended
Increase (Decrease) in Net Assets:                                                     September 30, 1996  March 31, 1996
Operations:
Investment income--net                                                                   $    8,361,483   $   16,961,902
Realized loss on investments--net                                                               (47,137)          (4,492)
                                                                                         --------------   --------------
Net increase in net assets resulting from operations                                          8,314,346       16,957,410
                                                                                         --------------   --------------
Dividends to Shareholders (Note 1e):
Investment income--net                                                                       (8,355,763)     (16,955,885)
                                                                                         --------------   --------------
Net decrease in net assets resulting from dividends to shareholders                          (8,355,763)     (16,955,885)
                                                                                         --------------   --------------
Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                          1,000,532,213    1,937,805,407
Net asset value of shares issued to shareholders in reinvestment of
dividends (Note 1e)                                                                           8,354,646       16,956,937
                                                                                         --------------   --------------
                                                                                          1,008,886,859    1,954,762,344
Cost of shares redeemed                                                                  (1,033,853,342)  (1,870,226,420)
                                                                                         --------------   --------------
Net increase (decrease) in net assets derived from beneficial interest transactions         (24,966,483)      84,535,924
                                                                                         --------------   --------------
Net Assets:
Total increase (decrease) in net assets                                                     (25,007,900)      84,537,449
Beginning of period                                                                         610,284,655      525,747,206
                                                                                         --------------   --------------
End of period*                                                                           $  585,276,755   $  610,284,655
                                                                                         ==============   ==============

*Undistributed investment income--net                                                    $       11,098   $        5,378
                                                                                         ==============   ==============





See Notes to Financial Statements.

CMA NEW JERSEY MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived       For the
from information provided in the financial statements.        Six Months
                                                            Ended Sept. 30,      For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                          1996        1996        1995       1994         1993
Per Share Operating Performance:
Net asset value, beginning of period                          $     1.00  $     1.00  $     1.00  $    1.00   $     1.00
                                                              ----------  ----------  ----------  ----------  ----------
Investment income--net                                               .01         .03         .02         .02         .02
                                                              ----------  ----------  ----------  ----------  ----------
Total from investment operations                                     .01         .03         .02         .02         .02
                                                              ----------  ----------  ----------  ----------  ----------
Less dividends from investment income--net                          (.01)       (.03)       (.02)       (.02)       (.02)
                                                              ----------  ----------  ----------  ----------  ----------
Net asset value, end of period                                $     1.00  $     1.00  $     1.00  $     1.00  $     1.00
                                                              ==========  ==========  ==========  ==========  ==========
Total Investment Return                                            2.78%*      3.07%       2.52%       1.82%       2.21%
                                                              ==========  ==========  ==========  ==========  ==========
Ratios to Average Net Assets:
Expenses                                                            .68%*       .68%        .71%        .70%        .70%
                                                              ==========  ==========  ==========  ==========  ==========
Investment income--net                                             2.78%*      3.02%       2.51%       1.80%       2.16%
                                                              ==========  ==========  ==========  ==========  ==========
Supplemental Data:
Net assets, end of period (in thousands)                      $  585,277  $  610,285  $  525,747  $  441,846  $  388,903
                                                              ==========  ==========  ==========  ==========  ==========

*Annualized.




See Notes to Financial Statements.

CMA NEW JERSEY MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
CMA New Jersey Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM" or "Adviser"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.


CMA NEW JERSEY MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLPF&S, MLFDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:
At March 31, 1996, the Fund had a net capital loss carryforward of approximately $75,000, of which $71,000 expires in 2003 and $4,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.



CMA NEW JERSEY MUNICIPAL MONEY FUND
OFFICERS AND TRUSTEES

Arthur Zeikel--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Terry K. Glenn--Executive Vice President
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Donald C. Burke--Vice President
Peter J. Hayes--Vice President
Steven T. Lewis--Vice President
Kenneth A. Jacob--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Gerald M. Richard--Treasurer
Robert Harris--Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 221-7210*

[FN]
*For inquiries regarding your CMA account, call (800) CMA-INFO [(800) 262-4636].